SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 7, 2001



                         GREENE COUNTY BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


       Tennessee                       0-14289                 62-1222567
       ---------                       -------                 ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


            100 North Main Street, Greeneville, Tennessee 37743-4992
                    (Address of principal executive offices)


                                 (423) 639-5111
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or former address, if changed since last report)

Item 5.  Other Events.
---------------------

On December 7, 2001, the Registrant's wholly owned subsidiary, Greene County Bank, a Tennessee state-chartered bank (the "Bank"), completed its acquisition of three Tennessee branch offices of SunTrust Bank, a Georgia banking corporation ("SunTrust"). The three branch offices are located at 210 West Main Street, Rogersville, Tennessee, 410 Park Boulevard, Rogersville, Tennessee and 290 Bellamy Avenue, Surgoinsville, Tennessee. Further information is set forth in the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a) - (b)   Not applicable.

      (c)   The following exhibit is filed as part of this report.

            Exhibit 99.1      Press release dated December 10, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                         GREENE COUNTY BANCSHARES, INC.


Date:  December 11, 2001     By: /s/ R. Stan Puckett
                                 --------------------------------------
                                 R. Stan Puckett
                                 President, Chief Executive Officer and Director (Duly Authorized Representative)

December 10, 2001

CONTACT: R. Stan Puckett, President                       FOR IMMEDIATE RELEASE
(423) 787-1227

GREENE COUNTY BANK COMPLETES PURCHASE OF THREE SUNTRUST BANK BRANCHES IN HAWKINS COUNTY, TENNESSEE

(Greeneville, Tennessee) -- Greene County Bank, Greeneville, Tennessee, completed its acquisition of three SunTrust Bank branches located in Hawkins County, Tennessee on Friday, December 7, 2001. Greene County Bank acquired SunTrust Bank's Main Street and Parkview branches in Rogersville and its Surgoinsville branch in Surgoinsville. The acquired branches will be operated by Greene County Bank under its Hawkins County Bank branch system, which operates as "Hawkins County Bank, a Greene County Bank office." Greene County Bank also closed its existing Hawkins County Bank branch located on Highway 66 to consolidate its operations in Rogersville.

Greene County Bank is a wholly owned subsidiary of Greene County Bancshares, Inc., which is headquartered in Greeneville, Tennessee. As of September 30, 2001, Greene County Bancshares, Inc. had total assets of approximately $800 million. Greene County Bank is the largest community bank in East Tennessee and now has 31 branches throughout East Tennessee, including its branches in Hawkins County.

This news release may contain forward-looking statements regarding Greene County Bancshares, Inc. All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking statements is included in Greene County Bancshares' filings with the Securities and Exchange Commission.